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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                       DATE OF REPORT - November 16, 2000
                        (Date of Earliest Event Reported)



                              GUILFORD MILLS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                           Commission File No. 1-06922

            Delaware                                        13-1995928
    ------------------------                             ----------------
    (State of Incorporation)                             (I.R.S. Employer
                                                        Identification No.)



 4925 West Market Street, Greensboro, NC                      27407
 ----------------------------------------                    --------
 (Address of principal executive offices)                    Zip Code


       Registrant's telephone number, including area code: (336) 316-4000


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NY2:\984229\02\51040.0001

ITEM 5. OTHER EVENTS.

         Amendments of Loan Agreement
         ----------------------------

                  On November 6, 2000, Guilford Mills, Inc. amended its revolving credit and senior note agreements. Copies of these amended agreements are attached hereto as exhibits.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (c)      Exhibits.

                           4.1 Amended and Restated Note Agreement, dated as of November 6, 2000, among Guilford Mills, Inc. and the purchasers of the notes.

                           10.1 First Amendment to Credit Agreement, dated as of November 6, 2000, among Guilford Mills, Inc., Wachovia Bank, N.A., as administrative agent, First Union National Bank, as syndication agent, Bank One, NA, as documentation agent, and the banks listed therein.




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



                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GUILFORD MILLS, INC.



                                    By:       Kim A. Thompson
                                       ----------------------------------------
                                       Name:  Kim A. Thompson
                                       Title: Vice President
                                              and Chief Financial Officer



Dated:  November 16, 2000




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                                  EXHIBIT INDEX



Exhibit No.                                   Description
-----------         -----------------------------------------------------------

         4.1 Amended and Restated Note Agreement, dated as of November 6, 2000, among Guilford Mills, Inc. and the purchasers of the notes.

         10.1 First Amendment to Credit Agreement, dated as of November 6, 2000, among Guilford Mills, Inc., Wachovia Bank, N.A., as administrative agent, First Union National Bank, as syndication agent, Bank One, NA, as documentation agent, and the banks listed therein.




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